Exhibit 24.1
POWER OF ATTORNEY
(Atsushi Abe)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 7, 2021

/s/ ATSUSHI ABE
Atsushi Abe

POWER OF ATTORNEY
(Alan Campbell)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 7, 2021

/s/ ALAN CAMPBELL
Alan Campbell

POWER OF ATTORNEY
(Susan K. Carter)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 11, 2021

/s/ SUSAN K. CARTER
Susan K. Carter

POWER OF ATTORNEY
(Thomas L. Deitrich)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 6, 2021

/s/ THOMAS L. DEITRICH
Thomas L. Deitrich

POWER OF ATTORNEY
(Gilles Delfassy)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 7, 2021

/s/ GILLES DELFASSY
Gilles Delfassy

POWER OF ATTORNEY
(Emmanuel T. Hernandez)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 10, 2021

/s/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez

POWER OF ATTORNEY
(Bruce E. Kiddoo)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 8, 2021

/s/ BRUCE E. KIDDOO
Bruce E. Kiddoo

POWER OF ATTORNEY
(Paul A. Mascarenas)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 7, 2021

/s/ PAUL A. MASCARENAS
Paul A. Mascarenas

POWER OF ATTORNEY
(Gregory L. Waters)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 6, 2021

/s/ GREGORY L. WATERS
Gregory L. Waters

POWER OF ATTORNEY
(Christine Y. Yan)
I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, and any amendments thereto.
Dated: February 6, 2021

/s/ CHRISTINE Y. YAN
Christine Y. Yan